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                          PRUCO LIFE INSURANCE COMPANY
                  STRATEGIC PARTNERS FLEXELITE VARIABLE ANNUITY

                         SUPPLEMENT DATED JUNE 12, 2003
                         TO PROSPECTUS DATED MAY 1, 2003

FOR ALL CONTRACTS

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

In the description of Option 1 (annuity payments for a fixed period), the prospectus states that for purposes of calculating the present value of unpaid future payments, "the interest rate used will always be at least 3% a year." In lieu of that sentence, we state that "the interest rate used will always be at least 3% per year (1.50% per year, for contracts sold the later of May 1, 2003 or upon state approval)."

In the description of Option 3 (interest payment option), the prospectus states that "under this option, we will pay you interest at an effective rate of at least 3% a year." In lieu of that sentence, we state that "under this option, we will pay you interest at an effective rate of at least 3% per year (1.50% per year, for contracts sold the later of May 1, 2003 or upon state approval)."

SECTION 4
WHAT IS THE DEATH BENEFIT?
GMDB ROLL-UP
IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS YOUNGER THAN AGE 80 ON THE CONTRACT DATE

The following paragraph is added at the end of the above-referenced section:

In the year in which the GMDB roll-up stops increasing by the effective annual interest rate of 5%, withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 5% of GMDB protected value, calculated on the contract anniversary (or, during the first contract year, on the contract date). Withdrawals in excess of the 5% dollar-for-dollar amount will reduce the GMDB protected value proportionally. Any withdrawals in subsequent contract years will proportionally reduce the GMDB protected value.

SECTION 4
WHAT IS THE DEATH BENEFIT?
GMDB ROLL-UP
IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE

The following paragraph is added to the end of the above-referenced section:

In the year in which the GMDB roll-up stops increasing by the effective annual interest rate of 3%, withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 3% of GMDB protected value, calculated on the contract anniversary (or, during the first contract year, on the contract date). Withdrawals in excess of the 3% dollar-for-dollar amount will reduce the GMDB protected value proportionally. Any withdrawals in subsequent contract years will proportionally reduce the GMDB protected value.

SECTION 4
WHAT IS THE DEATH BENEFIT?
EARNINGS APPRECIATOR BENEFIT

The following is added to the above-referenced section:

FOR CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL, for purposes of computing earnings and purchase payments under the EAB, we calculate earnings as the difference between the contract value and the sum of all purchase payments. Withdrawals reduce earnings first, then purchase payments on a dollar-for-dollar basis.

FOR ALL OTHER CONTRACTS, for purposes of computing earnings and purchase payments under the EAB, we increase the initial purchase payments by any subsequent purchase payments and reduce it proportionally by any withdrawals -- the total contract value less that resultant sum being earnings. When determining the amount of 3 times the sum of all purchase payments mentioned in this section, we exclude purchase payments made both (i) after the first contract anniversary and (ii) within 12 months of the date of death (proportionally reduced for withdrawals).

SECTION 9
OTHER INFORMATION
STATEMENT OF ADDITIONAL INFORMATION

Some of the States in which the Strategic Partners FlexElite variable annuity is sold require us to modify the contract in certain respects. For example, state-specific variations exist with respect to reduction of withdrawal charges when the credit is elected, ability to elect the credit, availability of the market value adjustment option, and applicability of market timing restrictions. We describe these state-specific variations in greater detail in the Statement of Additional Information, which you may obtain without charge by calling the toll-free telephone number, or writing to the address, listed on the cover of the prospectus.
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FOR CONTRACTS ISSUED IN STATES WHERE THE GUARANTEED MINIMUM INCOME BENEFIT IS
OFFERED

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION) GUARANTEED MINIMUM INCOME BENEFIT
EFFECT OF WITHDRAWALS

The following paragraph is added to the end of the above-referenced section:

In the year in which the GMIB roll-up stops increasing by the effective annual interest rate of 5%, withdrawals will first reduce the GMIB protected value on a dollar-for-dollar basis up to the first 5% of GMIB protected value, calculated on the contract anniversary (or, during the first contract year, on the contract date). Withdrawals in excess of the 5% dollar-for-dollar amount will reduce the GMIB protected value proportionally. The GMIB roll-up cap is also reduced by withdrawals in the same manner. Any withdrawals in subsequent contract years will proportionally reduce the GMIB protected value.